EXHIBIT 99.1


FOR IMMEDIATE RELEASE

                                [INTERLAND LOGO]


    INTERLAND, INC. REPORTS FIRST QUARTER FISCAL YEAR 2005 FINANCIAL RESULTS
                    NET LOSS FOR THE QUARTER OF $3.2 MILLION
               POSITIVE EBITDA1 FOR THE QUARTER OF $2.0 MILLION



ATLANTA (DECEMBER 27, 2004) - Interland, Inc. (Nasdaq:INLD), a leading provider of business-class Web hosting and online services to small and medium sized enterprises (SMEs), today announced its financial results for its first fiscal quarter of 2005 ended on November 30, 2004.

The company reported revenues for the quarter of $23.1 million and a net loss of $3.2 million, or $0.20 per share. EBITDA from continuing operations1 for the first quarter was positive $2.0 million, and capital expenditures were $0.8 million.

Allen L. Shulman, Interland's Senior Vice-President and Chief Financial Officer stated, "This quarter's results reflect encouraging progress as we exceeded announced expectations of positive EBITDA for the second consecutive quarter. Our average monthly negative net MRC change2, which was $115,000 for the fourth quarter of 2004, was reduced by 33% this first quarter of fiscal 2005, to just $77,000. We also reduced the gross churn in our shared line of business to an average of just 2.5% per month, reflecting continuing improvement from the 2.8% level in the previous quarter. At the same time total operating costs and expenses have been reduced by 22% from the same quarter last year, and our net loss per share has been reduced by 62% over the same period."

As of November 30, 2004, Interland's cash and investment position, which includes cash and equivalents of $23.2 million, short-term unrestricted investments of $3.0 million and restricted investments of $10.3 million, was $36.5 million.


____________________________

1 EBITDA from continuing operations is a non-GAAP financial measure that is most directly comparable to the GAAP financial measure of Net Loss from continuing operations. Reconciliations of the non-GAAP measure to both Net Loss from continuing operations, as well as to Net Cash Used in Operating Activities, are attached.

2 Average monthly negative net MRC change is the average monthly reduction in the amount of Monthly Recurring Charges associated with all customer accounts during the relevant fiscal quarter. The term "Monthly Recurring Charges" or "MRC", does not include one-time or variable charges customers may incur, nor is it the same as the actual amount of revenue recognized because, among other things, MRC ignores deferred revenue, and instead uses the charge that applies to a full month. MRC, therefore, is not a measure of historical revenues but rather a metric for valuing the revenue potential of the entire customer base as of the end of a period. The Company believes that MRC is useful as a reflection of changes in the base of revenue-generating customers and, consequently, as a predictor of the direction of revenue in the future. For further information on MRC and management's assessment of its significance in understanding and projecting revenue trends, see Item 2 ("Management's Discussion and Analysis") of the Company Quarterly Report of Form 10-Q filed December 27, 2004.

CHANNEL GROWTH

Joel Kocher, Interland's Chairman and Chief Executive Officer stated, "We are pleased to report that both our product and distribution growth initiatives for fiscal-year 2005 are on track. In Q1, we launched MyEzClicks(TM), which provides subscribers guaranteed web traffic to their website. The sales of this new product were strong, and strengthened throughout the quarter. We have several additional products slated for introduction this year. We also made significant progress in expanding our distribution breadth, as Dex Media began successfully selling our website solutions productline in a few markets this fall. Based on the successful rollout to these markets, we expect to see significant unit growth from Dex as they execute the full rollout to their 1,000 plus direct sales representatives in 2005."


FUTURE GUIDANCE

The Company announced that it expects the second quarter of fiscal 2005, ending February 28, 2005, to generate positive EBITDA approaching $1 million on revenues of about $22 million.


CONFERENCE CALL

Interland will conduct a conference call Tuesday, December 28, 2004, at 8:00 a.m. EST, accessible by calling 312-461-0745, no pass code necessary. A replay of the conference call will also be available at 402-220-2306, passcode:
6856035. A live webcast via the Internet will be available at www.interland.com, under the Investor Relations section. A replay of the webcast will also be available at the Web site. The webcast is also being distributed over CCBN's Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN's individual investor center at www.fulldisclosure.com or by visiting any of the investor sites in CCBN's Individual Investor Network. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (www.streetevents.com).


ABOUT INTERLAND

Interland, Inc. (Nasdaq: INLD) is a leading Web hosting and online services company dedicated to helping small and medium businesses achieve success by providing the knowledge, services and tools to build, manage and promote businesses online. Interland offers a wide selection of online services, including standardized Web hosting, e-commerce, application hosting, and Web site development, marketing and optimization tools. For more information about Interland, please visit www.interland.com.


FORWARD-LOOKING STATEMENTS

Except for the historical information contained in this press release, statements in this press release may be considered forward-looking statements. These forward-looking statements include, but are not limited to: how far we have progressed in our strategic plan for our business; our expectation about the amount of our operating loss and EBITDA in fiscal year 2005;our expectations about churn; our forecast of capital expenditures in the fiscal year; and other statements concerning matters that are not historical facts. Actual results may differ materially from those contained in the forward-looking statements in this press release. Factors which could affect these forward-looking statements, and Interland's business, include but are not limited to: the ability to operate within budgeted expense, the ability of the company to improve customer satisfaction, reduce churn, and expand its customer base as planned, our growing dependence on our reseller and other indirect sales channels, general economic conditions, the impact of competition, quarterly fluctuations in operating results, the loss of customers with failing businesses and customer churn in general, customer acceptance of new products and services, the possible lack of availability of our restricted investments, the retention of key employees, investments in new business opportunities, the company's ability to make infrastructure investments at a lower cost per customer than its competition, higher than expected costs of litigation and the impact of liabilities that could carry over from Micron Electronics' discontinued operations. Certain of these and other risks associated with Interland's business are discussed in more detail in its public filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, and its proxy statement. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company does not undertake to update its forward-looking statements.

Investor Contact:
Derick Rhoton
404-260-2528
drhoton@interland.com

Media Contact:
Mike Neumeier
404-260-2649
mneumeier@interland.com

                                       ###

INTERLAND, INC.
-------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands except per share amounts)
(Unaudited)

                                                                                             FOR THE THREE MONTHS ENDED
                                                                                           -------------------------------
                                                                                            NOVEMBER 30,      NOVEMBER 30,
                                                                                               2004              2003
                                                                                           -------------     -------------

Revenues                                                                                    $ 23,061          $ 26,687
Operating costs and expenses:
        Network operating costs, exclusive of depreciation shown below                         5,685             7,099
        Sales and marketing, exclusive of depreciation shown below                             3,966             5,206
        Technical support, exclusive of depreciation shown below                               3,813             4,805
        General and administrative, exclusive of depreciation shown below                      7,131             8,123
        Bad debt expense                                                                         440             1,131
        Depreciation and amortization                                                          5,877             8,182
        Other expense (income), net                                                              (13)              (26)
                                                                                           -------------     -------------
        Total operating costs and expenses                                                    26,899            34,520
                                                                                           -------------     -------------
Operating loss                                                                                (3,838)           (7,833)
Interest income (expense), net                                                                    41              (138)
                                                                                           -------------     -------------
Loss from continuing operations before taxes                                                  (3,797)           (7,971)
Income tax benefit (expense)                                                                      --                --
                                                                                           -------------     -------------
Net loss from continuing operations                                                           (3,797)           (7,971)
Gain (loss) from discontinued operations, net of tax                                             601              (582)
                                                                                           -------------     -------------
Net loss                                                                                    $ (3,196)         $ (8,553)
                                                                                           -------------     -------------
Net gain (loss) per share, basic and diluted:
        Continuing operations                                                               $  (0.24)         $  (0.49)
        Discontinued operations                                                                 0.04             (0.04)
                                                                                           -------------     -------------
                                                                                            $  (0.20)         $  (0.53)
                                                                                           -------------     -------------
Number of shares used in per share calculation:
    Basic and diluted                                                                         16,016            16,163

INTERLAND, INC.
-------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

                                                                             AS OF
                                                               -------------------------------------
                                                                 NOVEMBER 30,           AUGUST 31,
                                                                     2004                  2004
                                                               ----------------     ----------------
Assets
        Cash and cash equivalents                                $  23,157            $   25,228
        Short term investments                                       3,000                 2,500
        Trade receivables, net                                       2,478                 2,431
        Other receivables                                              556                   553
        Other current assets                                         3,178                 3,479
        Restricted investments                                         283                   283
                                                               ----------------     ----------------

Total current assets                                                32,652                34,474

        Restricted investments                                      10,093                10,609
        Property plant and equipment, net                           21,156                24,508
        Intangibles, net                                            10,392                12,077
        Other assets                                                 3,244                 3,244
                                                               ----------------     ----------------

Total assets                                                     $  77,537            $   84,912

Liabilities and shareholders' equity
        Accounts payable                                         $   1,060            $    2,517
        Accrued expenses                                            12,073                12,105
        Accrued restructuring charges                                3,796                 4,393
        Current portion of long-term debt and
           capital lease obligations                                 1,557                 2,271
        Deferred revenue                                             7,353                 7,777
                                                               ----------------     ----------------

    Total current liabilities                                       25,839                29,063

        Long-term debt and capital lease obligations                 3,247                 3,473
        Deferred revenue, long-term                                    234                   268
        Other liabilities                                            2,352                 3,209
                                                               ----------------     ----------------

    Total liabilities                                               31,672                36,013
                                                               ----------------     ----------------

Commitments and contingencies                                           --                    --
Shareholders' equity
        Common stock, $.01 par value, authorized
           21 million shares, issued and
           outstanding 16.1 million and
           16.1 million shares, respectively                           161                   161
        Additional capital                                         321,095               321,091
        Warrants                                                     4,603                 4,603
        Deferred compensation                                         (162)                 (320)
        Note receivable from shareholder                              (735)                 (735)
        Accumulated deficit                                       (279,097)             (275,901)
                                                               ----------------     ----------------

Total shareholders' equity                                          45,865                48,899
                                                               ----------------     ----------------

Total liabilities and shareholders' equity                       $  77,537              $ 84,912
                                                               ----------------     ----------------

INTERLAND, INC.
-------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

                                                                                              FOR THE THREE MONTHS ENDED
                                                                                            -------------------------------
                                                                                             NOVEMBER 30,      NOVEMBER 30,
                                                                                                2004               2003
                                                                                            -------------     -------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                                     $  (3,196)        $  (8,553)
Adjustments to reconcile net loss to net cash used in operating  activities from continuing operations:
    (Income) loss from discontinued operations                                                    (601)              582
    Depreciation and amortization                                                                5,877             8,182
    Bad debt expense                                                                               440             1,131
    Gain on sale of assets                                                                         (13)              (22)
    Other non-cash adjustments                                                                     158               173
    Changes in operating assets and liabilities net of effect of acquisitions:
        Receivables, net                                                                          (490)             (598)
        Other current and non current assets                                                       301               364
        Accounts payable, accrued expenses, other liabilities and deferred revenue              (2,583)           (3,459)
                                                                                            -------------     -------------

Cash used in operating activities of continuing operations                                        (107)           (2,200)
                                                                                            -------------     -------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Expenditures for property, plant, and equipment                                               (827)           (2,453)
    Purchases of held-to-maturity investment securities                                           (500)           (1,500)
    Proceeds from held-to-maturity investment securities                                            --            11,300
    Net change in restricted investments                                                           516             1,293
    Acquisitions, net of cash acquired                                                              --               (23)
                                                                                            -------------     -------------

Cash provided by (used in) investing activities of continuing operations                          (811)            8,617
                                                                                            -------------     -------------

CASH FLOWS FROM FINANCING ACTIVITIES
    Repayments of debt and capital lease obligations                                              (940)           (3,497)
    Proceeds from issuance of common stock                                                           4                --
                                                                                            -------------     -------------
Cash used in financing activities of continuing operations                                        (936)           (3,497)
                                                                                            -------------     -------------
Net cash provided by continuing operations                                                      (1,854)            2,920
Net cash (used in) provided by discontinued operations                                            (217)             (601)
                                                                                            -------------     -------------
Net increases (decreases) in cash and cash equivalents                                          (2,071)            2,319
Cash and cash equivalents at beginning of period                                                25,228            35,255
                                                                                            -------------     -------------
Cash and cash equivalents at end of period                                                   $  23,157         $  37,574
                                                                                            -------------     -------------

EBITDA is defined as net income (loss) less (i) provision for income taxes, (ii) interest income or expense, and (iii) depreciation and amortization. EBITDA is not an indicator of financial performance under generally accepted accounting principles and may not be comparable to similarly captioned information reported by other companies. In addition, it does not replace net income (loss), operating income (loss), or cash flows from operating activities as indicators of operating performance. The effect of taxes and interest on Interland's net loss is not significant, but depreciation and amortization, primarily as a result of acquisitions, is significant. The Company believes that measuring the performance of the business without regard to non-cash depreciation and amortization can make trends in operating results more readily apparent, and when considered with other information, assist investors and other users of the Company's financial statements who wish to evaluate the Company's ability to generate future cash flows.

The  following   table  reflects  the  calculation  of  EBITDA  from  continuing operations and a reconciliation to net cash provided by (used in) operating activities:

                                                                FOR THE THREE MONTHS ENDED
                                                              ------------------------------
                                                               NOVEMBER 30,     NOVEMBER 30,
                                                                   2004             2003
                                                              -------------    -------------
                                                                       IN THOUSANDS
Net loss                                                        $ (3,196)        $ (8,553)
    Depreciation and amortization                                  5,877            8,182
    Interest expense (income)                                        (41)             138
    Discontinued operations                                         (601)             582
                                                              -------------    -------------

EBITDA from continuing operations                               $  2,039         $    349
                                                              -------------    -------------
    Interest income/(expense)                                         41             (138)
    Provision for bad debts                                          440            1,131
    Loss on the sale of assets                                       (13)             (22)
    Other non-cash adjustments                                       158              173
    Changes in assets and liabilities:
       Receivables, net                                             (490)            (598)
       Other current assets                                          301              364
       Accounts payable, accrued expenses,
          and deferred revenue                                    (2,583)          (3,459)
                                                              -------------    -------------

Net cash used in operating activities                           $   (107)        $ (2,200)
                                                              -------------    -------------